CUSIP NO. 26153 10 3

                                                                       EXHIBIT 1
                                                                       ---------


                             JOINT FILING AGREEMENT


            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock, par value $.01 per share, of DreamWorks Animation SKG, Inc., and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

            The   undersigned   further   agree  that  each  party  hereto  is
responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

            IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on February 14, 2007.


                                        /s/ Jeffrey Katzenberg
                                        ------------------------------------
                                        Name: JEFFREY KATZENBERG



                                        M&J K B LIMITED PARTNERSHIP


                                        By: /s/ Jeffrey Katzenberg
                                        ------------------------------------
                                        Name:  Jeffrey Katzenberg
                                        Title:



                                        M&J K DREAM LIMITED PARTNERSHIP


                                        By: /s/ Michael Rutman
                                        ------------------------------------
                                        Name:  Michael Rutman
                                        Title: Vice President

                                        M&J K DREAM CORP.


                                        By: /s/ Michael Rutman
                                        ------------------------------------
                                        Name:  Michael Rutman
                                        Title: Vice President



                                        THE JK ANNUITY TRUST


                                        By: /s/ Jeffrey Katzenberg
                                        ------------------------------------
                                        Name:  Jeffrey Katzenberg
                                        Title:



                                        THE MK ANNUITY TRUST



                                        By: /s/ Jeffrey Katzenberg
                                        ------------------------------------
                                        Name:  Jeffrey Katzenberg
                                        Title:



                                       KATZENBERG 1994 IRREVOCABLE TRUST


                                        By: /s/ Michael Rutman
                                        ------------------------------------
                                        Name:  Michael Rutman
                                        Title: